UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
October 20, 2021

OFG BANCORP
(Exact Name of Registrant as Specified in Its Charter)

Commonwealth of
Puerto Rico

(State or Other Jurisdiction of Incorporation)
001-12647
66-0538893
(Commission File Number) (IRS Employer Identification No.)
Oriental Center, 15
th
Floor

254 Munoz Rivera Avenue
San Juan
,
Puerto Rico
00918
(Address of Principal Executive Offices)
(Zip Code)
(
787
)
771-6800
(Registrant’s Telephone Number,

Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s)
Name of each exchange on which
registered
Common shares, par value $1.00 per share
OFG
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange

Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2021, OFG Bancorp (the “Company”) announced the results for the quarter ended September 30,
2021.

A copy of the Company’s press release is attached as an

exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.

Description of Document

99

Press release by the Company dated October 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to
be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: October 20, 2021
By:

/s/ Maritza Arizmendi

Maritza Arizmendi

Chief Financial Officer